SECURITIES AND EXCHANGE COMMISSION
Washington D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 5, 2007

Date of Report (Date of earliest event reported)

COMMUNICATION INTELLIGENCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19301 94-2790442 --------------------------------------- ------------------------------------ (Commission file number) (IRS employer identification number)

275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

(Address of principal executive offices)

(650) 802-7888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Missing Graphic Reference]

Item1.01. Entry into a Material Definitive Agreement; Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant; Item 3.02 Unregistered Sales of Equity Securities.

On February 5, 2007, Communication Intelligence Corporation (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of February 5, 2007. The Company secured the right to borrow up to six hundred thousand dollars ($600,000). The Company expects to use the proceeds of the financing for additional working capital.

Under the Purchase Agreement, the Company may borrow, on demand through March 31, 2007, an aggregate principal amount of up to six hundred thousand dollars ($600,000). Amounts borrowed will be due within eighteen (18) months of such borrowing. Upon each draw, the Company will be required to issue warrants to purchase a pro rata number of shares of its common stock, with a maximum number of three million one hundred eleven thousand (3,111,000) to be issued if the entire six hundred thousand dollars ($600,000) is borrowed. The notes will bear interest at the rate of fifteen percent (15%) per annum payable quarterly in cash. The warrants will have a term of three (3) years and an exercise price of fifty-one cents ($0.51). In the event the full amount available under the credit facility is not borrowed, the Company will be required to issue, as a standby commitment fee, a pro rata portion of two hundred fifty thousand (250,000) shares of the Company’s common stock, based upon the difference between six hundred thousand dollars ($600,000) and the actual amount borrowed under the credit facility. The warrants will include piggyback registration rights for the underlying shares to participate in certain future registrations of the Company’s common stock.

Incorporated herein by reference are the following: Purchase Agreement (Exhibit 10.34), Registration Rights Agreement (Exhibit 10.35), form of the note (Exhibit 10.36), and form of investor warrant (Exhibit 10.37). The respective description of the Purchase Agreement, the Registration Rights Agreement, the form of note and the form of investor warrant contained herein is qualified in its entirety by the respective terms of each agreement incorporated herein by reference.

2

Item 7.01. Regulation FD Disclosure.

On February 9, 2007, the Company issued a press release relating to the second credit facility. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.34	Note and Warrant Purchase Agreement dated February 5,2007 among Communication Intelligence Corporation and the Purchaser.
Exhibit 10.35	Registration Rights Agreement dated February 5,2007 among Communication Intelligence Corporation and the Purchaser
Exhibit 10.36	Form of Promissory Note to be issued by Communication Intelligence Corporation
Exhibit 10.37	Form of Warrant to be issued by Communication Intelligence Corporation
Exhibit 99.1	Press Release announcing Second Credit Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	Communication Intelligence Corporation

	By:	/s/ Frank Dane
Frank Dane
Chief Financial and Legal Officer

3

Exhibit Index
Exhibit	Description

Exhibit 10.34	Note and Warrant Purchase Agreement dated February 5, 2007 among Communication Intelligence Corporation and the Purchaser

Exhibit 10.35	Registration Rights Agreement dated February 5, 2007 among Communication Intelligence Corporation and the Purchaser

Exhibit 10.36	Form of Promissory Note to be issued by Communication Intelligence Corporation

Exhibit 10.37	Form of Warrant to be issued by Communication Intelligence Corporation

Exhibit 99.1	Press Release announcing Second Credit Facility

4